AMENDMENT NO. 8 TO
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 8 to Second Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of March 16, 2016,  among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each of the entities party hereto identified as a “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), each of the entities party hereto identified as a “Company” (together with any of their respective successors and assigns hereunder, the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”), amending the Second Amended and Restated Receivables Purchase Agreement, dated as of August 26, 2010, as amended by Amendment No. 1 thereto, dated as of December 28, 2010, Amendment No. 2 thereto, dated as of August 25, 2011, Amendment No. 3 thereto, dated as of March 7, 2012, Amendment No. 4 thereto, dated as of August 23, 2012, Amendment No. 5 thereto, dated as of August 22, 2013, Amendment No. 6 thereto, dated as of August 21, 2014, and Amendment No. 7 thereto, dated as of May 22, 2015, each among the Seller Parties, the Financial Institutions party thereto, the Companies party thereto, and the Agent (the “Original Agreement,” and as further amended, modified or supplemented from time to time, the “Receivables Purchase Agreement”).

RECITALS

The parties hereto are the current parties to the Original Agreement and they now desire to amend the Original Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein.   Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Original Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, the Original Agreement is hereby amended as follows:
(a) Section 7.1(p) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(p)General Ledger and Certain Receivables.  Such Seller Party shall maintain its consolidated general accounting ledger such that all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest arising in connection with the sale of merchandise or the rendering of services by Originator and sold to Seller are recorded as part of general ledger category “company code 0100,” “company code 1001” or “company code US10”; provided however, that from and after December 28, 2010 indebtedness or other obligations owed to Originator or in which

Amendment No. 8 to

Avnet Receivables Purchase Agreement

Originator has a security interest or other interest arising in connection with the sale of merchandise or the rendering of services by the business previously conducted by businesses acquired by Originator in an Excluded Acquisition shall not be recorded as part of general ledger category “company code 0100,” “company code 1001” or “company code US10”  until such time, if any, as such indebtedness or other obligations are originated, serviced and collected in a manner substantially similar to the Receivables.”

(b) The definition of “Excluded Receivable” in Exhibit I to the Original Agreement is hereby deleted in its entirety and replaced with the following:

““Excluded Receivable” means all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of merchandise or the rendering of services by Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto, which, in any case:

(i) the account debtor for which is Sirius Computer Solutions, Inc. and such indebtedness or other obligation was originated after May 22, 2015; or

(ii) both (a) arises in connection with the sale of merchandise or the rendering of services by the business previously conducted by any businesses acquired by Originator in an Excluded Acquisition and (b) is not recorded or maintained in Avnet’s consolidated general ledger accounting records as part of general ledger category “company code 0100,” “company code 1001” or “company code US10” (other than any Receivables previously coded under “company code 0100,” “company code 1001” or “company code US10”  that have been coded under any other category without the Agent’s prior written consent).

Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Excluded Receivable separate from an Excluded Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be an Excluded Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.”

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:
(a) Amendment. The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties.  As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of each Seller Party contained in the Original Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such); it being understood that any specific occurrence or

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occurrences constituting breaches of any representation or warranty, to the extent waived in writing by the Financial Institutions and the Companies, ceased to constitute any such breach (solely with respect to such specific occurrence or occurrences) from and after the date of such waiver.

(c) No Amortization Event or Potential Amortization Event.  As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such); it being understood that any specific occurrence or occurrences constituting Amortization Events or Potential Amortization Events, to the extent waived in writing by the Financial Institutions and the Companies, ceased to constitute Amortization Events or Potential Amortization Events (solely with respect to such specific occurrence or occurrences) from and after the date of such waiver.

Section 4. Miscellaneous.

(a) Effect; Ratification.  The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Original Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which the Agent, any Company or Financial Institution (or any of their respective assigns) may now have or may have in the future under or in connection with the Receivables Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein.  Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Original Agreement or to the “Receivables Purchase Agreement” shall mean the Original Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents.  This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses.  Seller agrees to reimburse the Agent and each Purchaser and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(d) Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD

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REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Seller

By:	______________________________________
Name:	Kevin Moriarty
Title:	President

AVNET, INC., as Servicer

By:	______________________________________
Name:	Erin Lewin
Title:	Senior Vice President and General Counsel

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Commitment: $153,000,000	CHARIOT FUNDING LLC,
as a Company and as a Financial Institution

	By:	JPMorgan Chase Bank, N.A.,
its Attorney-in-Fact

	By:	______________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Agent

	By:	______________________________________
Name:
Title:

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LIBERTY STREET FUNDING LLC,
as a Company

	By:	______________________________________
Name:
Title:

Commitment: $153,000,000	THE BANK OF NOVA SCOTIA,
as a Financial Institution

	By:	______________________________________
Name:
Title:

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VICTORY RECEIVABLES CORPORATION,
as a Company

	By:	_____________________________________
Name:
Title:

Commitment: $127,500,000	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Financial Institution

	By:	_____________________________________
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION,
as a Company

	By:	______________________________________
Name:
Title:

Commitment: $125,000,000	PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution

	By:	______________________________________
Name:
Title:

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BRANCH BANKING AND TRUST COMPANY,
as a Company

	By:	______________________________________
Name:
Title:

Commitment: $75,000,000	BRANCH BANKING AND TRUST COMPANY,
as a Financial Institution

	By:	______________________________________
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Company

	By:	______________________________________
Name:
Title:

Commitment: $150,000,000	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Financial Institution

	By:	______________________________________
Name:
Title:

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Manhattan Asset Funding
Company LLC, as a Company

	By:	MAF Receivables Corp., its member

	By:	______________________________________
Name:
Title:

SMBC NIKKO SECURITIES AMERICA, INC.,
as agent for the SMBC Company

	By:	______________________________________
Name:
Title:

Commitment: $127,500,000	Sumitomo Mitsui Banking Corporation, as a Financial Institution

	By:	______________________________________
Name:
Title:

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